UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2023

Heart Test Laboratories, Inc

(Exact name of Registrant as Specified in Its Charter)

Texas	001-41422	26-1344466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Reserve Street, Suite 360
Southlake, Texas		76092
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 682 237-7781

n/a

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HSCS	The Nasdaq Stock Market LLC
Warrants	HSCSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on December 21, 2023, the staff (the "Staff") of the Listing Qualifications Department of The Nasdaq Stock Market, LLC (the "Nasdaq") notified Heart Test Laboratories, Inc. (the "Company") that it did not comply with the minimum $2,500,000 stockholders' equity requirement for continued listing set forth in Nasdaq Listing Rule 5550(b) (the "Rule"); however, the Staff based on their review and materials submitted on February 3, 2023, granted the Company’s request for an extension until June 19, 2023, to comply with this requirement. On June 20, 2023, the Company received a delist determination letter from the Staff advising the Company that the Staff had determined that the Company did not meet the terms of the extension by the June 19, 2023 deadline.

The Company intends to timely appeal the Staff's delisting determination by submitting a hearing request to the Nasdaq Hearings Panel (the “Panel”), which request will automatically stay the delisting of the Company's securities by the Staff at least until the hearing process concludes and any extension granted by the Panel expires.

At the Panel hearing, the Company intends to present a plan to regain compliance with the Rule. In the interim, the Company’s common stock and the Company's common stock purchase warrants will continue to trade on Nasdaq under the symbols "HSCS" and "HSCSW" at least pending the ultimate conclusion of the hearing process.

The Panel may, in its discretion, grant the Company up to an additional 180-day compliance period to regain compliance and maintain its Nasdaq listing; however, there can be no assurance that the Panel will grant such additonal time, that the Company’s plan will be accepted by the Panel or that, if it is, the Company will be able to regain compliance with the applicable Nasdaq listing requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEART TEST LABORTORIES, INC.

Date:	June 23, 2023	By:	/s/ Andrew Simpson
		Name: Title:	Andrew Simpson President and Chief Executive Officer